UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date earliest event reported): June 8, 2006

SLM Funding LLC

(Exact name of registrant as specified in its charter)

SLM Private Credit Student Loan Trust 2006-B

(Exact name of issuer as specified in its charter)

DELAWARE	333-132315	57-1176559
(State or other jurisdiction of formation)	(Commission File Numbers)	(I.R.S. employer Identification No.)

12061 Bluemont Way

V3419

Reston, VA 20190

(Address of principal executive offices)

Registrant’s telephone number including area code: (703) 984-6419

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below);

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Exhibit Index appears on page 5

ITEM 9.01 Financial Statements and Exhibits

In connection with the closing of SLM Private Credit Student Loan Trust 2006-B, the opinions of Shearman & Sterling LLP and McKee Nelson LLP are attached.

(a)	Not applicable
(b)	Not applicable
(c)	Not applicable
(d)	Exhibits
	8.1	Opinion of Shearman & Sterling LLP
	8.2	Opinion of McKee Nelson LLP

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

	8.1	Opinion of Shearman & Sterling LLP dated June 8, 2006 with respect to tax matters.

	8.2	Opinion of McKee Nelson LLP dated June 8, 2006 with respect to legality.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the issuing entity has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 8, 2006	SLM PRIVATE CREDIT STUDENT LOAN TRUST 2006-B

By: SLM FUNDING LLC

	By:	/s/ MARK L. HELEEN
		Name:	Mark L. Heleen
		Title:	VICE PRESIDENT

INDEX TO EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

	8.1	Opinion of Shearman & Sterling LLP dated June 8, 2006 with respect to tax matters.

	8.2	Opinion of McKee Nelson LLP dated June 8, 2006 with respect to legality.

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